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                                                                   EXHIBIT 10.15



                    RCA EXECUTIVE DEFERRED COMPENSATION PLAN


1. Eligibility.


Participation in this Plan is limited to (a) nonemployee directors of RCA Corporation ("RCA") and (b) those regular participants in the RCA Incentive Plan who have been approved for participation in this Plan by the Management Compensation, Incentive and Stock Option Committee of the Board of Directors of RCA ("the Committee") or, if the Committee so resolves, by the chief executive officer of RCA.


As a condition of eligibility, each person invited to participate may be required to take a physical examination prescribed by RCA. The Committee may exclude from participation anyone whose life, based on such examination, is not medically insurable by an insurer of RCA's choice at standard premium rates.


2. Deferral of Compensation.


During such period or periods as may from time to time be selected by the Committee each person eligible to participate in the Plan shall be given the opportunity to elect irrevocably to defer a portion of the compensation that may become due such person from RCA and its participating subsidiaries for services rendered thereafter as a director or employee, as the case may be. For a nonemployee director, the length of the period of deferral and the portion of compensation deferred shall be determined by the director but the length of such period shall not be less than one year. For an employee, the length of the period of deferral shall be four years, all deferrals shall be




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in multiples of $1,000, the minimum amount deferred shall be $5,000 a year, and the maximum amount deferred shall be the greater of (i) $10,000 a year and (ii) 10 percent of the employee's annual base salary at the time of the irrevocable election. The amount deferred by an employee participant shall be deferred by means of reductions in the employee's base salary, in an equal amount for each pay period, during the four year deferral period. The amount deferred by a nonemployee director, if less than all, shall be deferred by means of reductions first in directors quarterly fees, in an equal amount each quarter, over the deferral period and then, if necessary, against director's attendance fees.


The opportunity to defer shall be given initially during the period April 4, 1985, through May 15, 1985, with respect to compensation that may become due (i) to each nonemployee director for services rendered after receipt by RCA during this period of the director's irrevocable election to defer and (ii) to employees during the period June 1, 1985, through May 31, 1989. Thereafter such opportunity may be given to persons newly eligible to participate with respect to compensation that may become due them beginning on the first of any month following receipt by RCA of their irrevocable election to defer, but it shall be given to those initially eligible to participate only with respect to compensation that may become due them beginning in a calendar year following the year in which the election is made.




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3. Supplemental Retirement Benefit.


If a nonemployee director participant continues to serve upon the RCA Board of Directors for one year after commencement of the deferral period, or if an employee participant continues in employment or to serve upon the RCA Board of Directors throughout the designated four-year period and the full amount selected by the employee for deferral has been deferred, then the participant shall be entitled to receive from RCA or the participant's employer equal monthly payments hereunder for 180 months in the amount specified as a Supplemental Retirement Benefit in the Participation Agreement. Such payments shall begin on the first day of the month following the participant's 65th birthday or, if later, the end of the four-year period in the case of an employee participant or the one year period in the case of a nonemployee director participant, except that payment shall be delayed for any nonemployee director participant until the first day of the month following the date on which such participant ceases to be a director of RCA. Whenever payment commences later than the first of the month after a participant's 65th birthday, the number of monthly payments may be reduced by the Committee so that the last of such payments will be made in the month in which the participant's 80th birthday will occur and the amount of each payment increased to provide an actuarially equivalent benefit.


If an employee participant continues in the employ of RCA or a participating subsidiary and/or to serve as a director throughout such four-year period but




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the full amount selected for deferral shall not have been deferred by the end of such period because the compensation payable to such participant has proved insufficient to accommodate such full deferral or if such participant retires under the RCA Retirement Plan (or under the retirement plan or policy of a participating subsidiary that is not included in the RCA Retirement Plan) prior to the end of such four-year period or if such participant ceases to be a participant within such four-year period because his or her employer ceases to be a subsidiary of RCA within that period, then the Supplemental Retirement Benefit shall be paid but it shall be reduced by multiplying such Benefit by a fraction the numerator of which shall be the aggregate amount actually deferred prior to termination and the denominator of which shall be the full amount selected for deferral. A participant whose employer ceases to be a subsidiary shall be considered to have terminated his or her employment on the date such employer ceases to be a subsidiary.


If a participant should die after payment of such Supplemental Retirement Benefit begins but before receipt of the last of such payments, the amounts unpaid shall be paid on their due dates to the participant's beneficiary designated in the Participation Agreement or, failing such designation, to the participant's legal representatives.


If a nonemployee director participant's service as a director of RCA terminates for any reason other than death prior to the end of one year from commencement of the deferral period or if an employee participant's employment




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and service as a director terminates for any reason (other than death or retirement under the RCA Retirement Plan or under the retirement plan or policy of a participating subsidiary not included in the RCA Retirement Plan) prior to the end of the four-year period of deferral, then in lieu of the Supplemental Retirement Benefit and the Survivor Benefit there shall be paid to the participant in a lump sum within 45 days of the date of such termination an amount equal to the amount actually deferred by the participant plus interest on each installment thereof from the date of deferral to the date of termination at the rate of 6 percent per annum compounded annually. In computing such lump sum, there shall be added to "the amount actually deferred" and each installment thereof an amount equal to the amount by which Company contributions under the RCA Income Savings Plan in respect of the participant were reduced by reason of such deferral. For the purposes of this Plan, a participant on an approved leave of absence in accordance with an RCA Employee Relations policy shall not be considered to have terminated his or her employment.


4. Survivor Benefit.


If a participant should die prior to commencement of payment of the Supplemental Retirement Benefit, no Supplemental Retirement Benefit shall become payable, but in lieu thereof the Survivor Benefit specified in the Participation Agreement shall be paid to the participant's designated beneficiary or, failing such designation, to the participant's legal




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representatives. Such Benefit shall be paid in 120 equal monthly installments beginning on the first day of the month following the month in which death occurs.


5. Amount of Supplemental Retirement and Survivor Benefits.


The amounts of Supplemental Retirement and Survivor Benefits to be included in Participation Agreements shall be established from time to time by the Committee. The amounts initially so established are set forth in the Schedule attached to this Plan.


6. Deferred Compensation Equalization Benefit.


There shall be payable hereunder a deferred compensation equalization benefit to any participant whose benefits under the RCA Retirement Plan are reduced by reason of a deferral hereunder. The benefit shall be of equivalent actuarial value, as determined by the Committee, to the benefit under the RCA Retirement Plan the participant lost by reason of such deferral less 10 percent thereof. The benefit shall be paid in the same form and manner as the benefit payable to the participant under the RCA Retirement Plan (or, at the option of the participant, in any other form or manner that the participant would be entitled to elect under that Plan) and shall be subject to the same terms and conditions as shall then apply to such retirement benefits except for any term or condition limiting the benefits that may be paid to any individual. An




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application for benefits under the RCA Retirement Plan shall be deemed also to be an application for this deferred compensation equalization benefit.


7. Financing.


RCA and its participating subsidiaries propose to finance their respective obligations under this Plan by the purchase of one or more policies of life insurance upon the lives of participants, with RCA and its participating subsidiaries to be the owners of and beneficiaries under such policies. No participant shall have any right or interest in any such policy or the proceeds thereof or in any other specific fund or asset of RCA or any participating subsidiary as a result of the Plan. The rights of participants to benefit payments hereunder shall be no greater than those of an unsecured creditor. Each participant shall cooperate fully in the application of RCA or the participant's employer for, and in the maintenance of, any policy or policies of insurance upon such participant's life.


8. Amendment or Termination.


The Board of Directors of RCA or the Committee may terminate or amend this Plan at any time. The rights of any participant under a Participation Agreement shall not be impaired by such termination or amendment except that, if the reason therefor is a change in the tax laws adversely affecting the financing of the Supplemental Retirement Benefit or Survivor Benefit under the





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Plan, then RCA and its participating subsidiaries may terminate all (but not less than all) of the then existing Participation Agreements (except any under which benefits are then being paid) and pay to each participant to a terminated Agreement in lieu of any and all other benefits hereunder an amount equal to the amount actually deferred under such Agreement plus interest on each installment thereof from the date of deferral to the date of termination at a rate or rates of interest (not less than 6 percent per annum compounded annually) determined by the Board of Directors of RCA or the Committee to be fair and equitable. Such amount may be paid in a lump sum within 45 days of the date of such termination or in such other manner and at such other time or times as the Committee may reasonably determine. In computing such lump sum, there shall be added to "the amount actually deferred" and each installment thereof an amount equal to the amount by which Company contributions under the RCA Income Savings Plan in respect of the participant were reduced by reason of such deferral.


9. Administration.


The Plan shall be administered by such person or persons as may be appointed from time to time by the Committee. The Committee shall be responsible for any interpretation of the Plan or the Participation Agreement that may be required.




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10. Miscellaneous.


The term "subsidiary" as used herein shall include any corporation, partnership or joint venture controlled directly or indirectly by RCA and the term "participating subsidiary" shall mean any subsidiary that adopts the Plan for its subsidiaries with the consent of the Committee.


No amount payable under the Plan or any Participation Agreement shall be subject to assignment, transfer, sale, pledge, encumbrance, alienation or charge by a participant or the beneficiary of a participant except as may be required by law.




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                       PARTICIPATION AGREEMENT DATA FORM


This form is to be fully completed, dated, signed and returned. The data will be used in the preparation of an individual participation agreement to be executed with your employer.








NAME:
      --------------------------------------------------------------------------
               (First)         (Middle Initial)         (Last)




MOU OR STAFF ACTIVITY:
                         --------------------------------




AMOUNT TO BE DEFERRED:                                    /year for four years
                         --------------------------------




BENEFICIARY DESIGNATION:
                         --------------------------------
                                    (Full Name)


                ADDRESS:
                         --------------------------------

                         --------------------------------





              SIGNATURE:
                         --------------------------------

                   DATE:
                         --------------------------------

                        EMPLOYEE PARTICIPATION AGREEEMENT




1. Election to Defer. In accordance with the terms of the RCA Executive Deferred Compensation Plan (the "Plan"), a copy of which is attached hereto and incorporated herein, I, the undersigned participant, hereby irrevocably elect to defer $56,000 of the compensation that may become due to me as base salary from the undersigned corporation for services to be rendered during the period June 1, 1985, through May 31, 1989, in 104 equal installments for each pay period of $538.46. If I should cease to be an employee but continue as a director of RCA Corporation ("RCA"), this election shall thereupon apply first to compensation paid for my services as a director of RCA (and, if applicable, NBC) at the end of each calendar quarter and then, to the extent necessary, to fees paid to me for attending meetings of the Board of Directors of RCA (and, if applicable, NBC).


2. Supplemental Retirement and Survivor Benefits. In consideration of the foregoing and subject to the terms of the Plan, the undersigned corporation promises to pay the Supplemental Retirement Benefit therein described of $4,387,996.80 in 180 monthly installments of $24,377.76 beginning on the date set forth in the Plan, provided I continue to serve as an employee of RCA or one of its participating subsidiaries or as a director of RCA throughout such four-year period and the deferrals specified above are made. If I retire under the RCA Retirement Plan (or the retirement plan or policy of a subsidiary participating in this Plan but not included in the RCA Retirement Plan) before June 1, 1989, I understand such Benefit will be paid but (i) reduced by multiplying $24,377.76 by a fraction the numerator of which shall be the aggregate amount actually deferred and the denominator of which shall be the full amount selected for deferral and
     (ii) adjusted to reflect the length of time between the end of the period of deferral and the beginning of the period of payout. Such payments shall be made to me or, if I die after they begin and before they are completed, to my beneficiary designated herein. The undersigned corporation also agrees that if I die prior to commencement of payment of such Benefit, a Survivor Benefit in the amount shown on the attached Schedule will be paid, in 120 equal monthly installments to my designated beneficiary, in lieu of the Supplemental Retirement Benefit.




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3.    Tax Advice. I agree I have been advised by RCA to consult my own tax advisors concerning the income and estate tax consequences of entering into this Agreement and that neither RCA nor the undersigned corporation nor the representatives of either of them have made or make any representations or warranties as to such consequences.

4. Insurance Policies. I understand that RCA Corporation or the undersigned corporation will make application to purchase a life insurance policy on my life, which will be owned by the applicant and under which it will be the sole beneficiary. I agree to provide the applicant with such information as it may require in order to make such application and to cooperate fully with the applicant in respect of such application, including the taking of a physical examination if requested to do so. In this connection, I represent that my date of birth is November 26, 1946. In the event the insurance company to which application is made declines to issue the policy at standard premium rates, this Agreement will be void unless the undersigned corporation decides otherwise and I will promptly be repaid any amount theretofore actually deferred by me plus interest computed as if my employment had terminated and I had ceased to be a director prior to May 31, 1989. Similarly, if I should die prior to the date on which payment of the Supplemental Retirement Benefit commences and the proceeds of the policy on my life are not paid to the undersigned corporation because the information I have furnished in connection with the application is materially false or my death was caused by suicide within two years of the date the policy on my life issues, the undersigned corporation will be under no obligation to pay the Survivor Benefit herein provided and in lieu thereof shall pay to my designated beneficiary an amount equal to the amount theretofore actually deferred without interest.


5. No Employment Commitment. Nothing in this Agreement shall be construed to imply any commitment on the part of RCA or the undersigned corporation to continue me in its employ during the period of deferral or for any other period of time.




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6.       Beneficiary. I hereby designate the following person or persons as my beneficiary or beneficiaries under this Agreement.

                Debra A. Koch
                1708 Meadow Drive
                Norristown, Pennsylvania 19401

I reserve the right to change this designation, at any time and for any reason and without notice to or the consent of the beneficiary or beneficiaries, by delivering a writing to that effect to the office of the secretary of the undersigned corporation or its successor.

7.       This Agreement shall be governed by the laws of the State of New York.


Date:           5/29/85                              /s/ CRAIG R. KOCH
       ---------------------------         -------------------------------------
                                                         Craig R. Koch


                                           The Hertz Corporation


                                      By:  /s/ DONALD F. STEELE
                                          -------------------------------------